                                                                 EXHIBIT 10.56

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                               SECURITY AGREEMENT

                           Dated as of November 27, 2002

                                     between

                            PLATINUM RE (UK) LIMITED,
                                   as Debtor,

                                       and

                      ST. PAUL REINSURANCE COMPANY LIMITED,
                                as Secured Party

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                  THIS SECURITY AGREEMENT (this "Agreement"), dated as of November 27, 2002, is made and entered into by and between PLATINUM RE (UK) LIMITED, a company incorporated in the United Kingdom (the "Debtor"), and ST. PAUL REINSURANCE COMPANY LIMITED, a company incorporated in the United Kingdom (the "Secured Party").

                             PRELIMINARY STATEMENTS

         1. The Debtor and the Secured Party entered into that certain 100% Quota Share Retrocession Agreement (Traditional), dated as of November 27, 2002 (as such agreement may be amended, modified or supplemented from time to time, the "Retrocession Agreement").

         2. The Debtor and the Secured Party have appointed the Custodian (as hereinafter defined) to hold the Collateral (as hereinafter defined) as collateral agent and securities intermediary on behalf of the Secured Party pursuant to that certain Control Agreement, dated as of November 27, 2002 among the Debtor, the Custodian and the Secured Party (the "Control Agreement"). The Debtor has also appointed the Investment Adviser (as hereinafter defined) to give advice from time to time in relation to the investment of such Collateral pursuant to that certain Discretionary Investment Advisory Agreement, dated as of November 27, 2002 among the Debtor and the Investment Adviser (the "Investment Advisory Agreement").

         3. The parties hereto desire to enter into this Agreement, among other things, to grant to the Secured Party a continuing security interest in and to all of the Collateral as security for the Obligations (as hereinafter defined).

         4. This Agreement is being entered into pursuant to the terms of subsection (iv) of Section "Security" of the Retrocession Agreement.

                  NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  Section 1.01      Definitions.

                  (a) For all purposes of this Agreement capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Retrocession Agreement, the Control Agreement and the Investment Advisory Agreement (such meanings to be equally applicable to both the singular and plural forms of the terms defined) and all references in this Agreement to Sections are to Sections of this Agreement unless specified otherwise.

                  (b) Except for the terms defined in this Agreement, the Retrocession Agreement, the Control Agreement or the Investment Advisory Agreement all terms defined in

Article 8 or 9 of the UCC which are used in this Agreement shall have the meaning specified in such Articles.

                  (c) As used in this Agreement, the following terms shall have the following meanings:

                  "Collateral" has the meaning assigned to that term in Section 2.01(a).

                  "Collateral Accounts" mean Deposit Account and Securities Account.

                  "Control Agreement" has the meaning assigned to that term in the Preliminary statements.

                  "Custodian" means State Street Bank and Trust Company, a Massachusetts trust company, as Custodian for the Debtor pursuant to the Custodian Agreement, or such other custodian as the Debtor may from time to time appoint with the prior written consent of the Secured Party.

                  "Custodian Lien" means the lien on the Collateral Accounts in favor of the Custodian created pursuant to the Control Agreement.

                  "Custodian Agreement" means that certain Custodian and Investment Accounting Agreement dated as of November 1, 2002 among the Custodian, the Debtor and certain related parties, as amended or supplemented from time to time.

                  "Deposit Account" means the separate, segregated Deposit Account listed on Schedule I hereto and any other deposit accounts and sub-accounts which are established by the Custodian under, and subject to, the Control Agreement.

                  "Distributions" means, with respect to Collateral, all interest, income and other payments and distributions of cash or other property in the nature of income with respect to that Collateral Distributions will not include any item of property acquired by the Secured Party upon any disposition or liquidation of Collateral.

                  "Ending Asset Value" has the meaning assigned to that term in
Section 3.02(a).

                  "Ending Reserves" has the meaning assigned to that term in
Section 3.02(a).

                  "Excess Reserves" has the meaning assigned to that term in
Section 3.02(b).

                  "Event of Default" means a failure by the Debtor to pay any amount due under the Retrocession Agreement within 90 days of the due date for payment.

                  "Governmental Authority" means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "Insolvency Event" means any one or more of the following: (a) the Debtor becomes unable or admits inability to pay its debts as they fall due, or (b) the appointment of an administrator, receiver manager or administrative receiver with respect to any of the assets or undertaking of the Debtor, or (c) the presentation of any petition or making of any order for the administration or winding up of the Debtor or the taking of any other step in insolvency proceedings with respect to the Debtor, or (d) the grant of any moratorium in respect of the indebtedness of the Debtor or the entry into or proposal by the Debtor of any composition or compromise with its creditors.

                  "Investment Adviser" means Alliance Capital Management L.P. or such other investment adviser as the Debtor may from time to time appoint with the prior written consent of the Secured Party.

                  "Investment. Advisory Agreement" has the meaning assigned to that term in the Preliminary Statements.

                  "Investment Guidelines" has the meaning assigned to that term in the Investment Advisory Agreement.

                  "Local Business Day" means:

                  (a) in relation to a transfer of cash or other property (other than securities) under this Agreement, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in the place where the relevant account is located and, if different, in the principal financial center, if any, of the currency of such payment;

                  (b) in relation to a transfer of securities under this Agreement, a day on which the clearance system agreed between the parties for delivery of the securities is open for the acceptance and execution of settlement instructions or, if delivery of the securities is contemplated by other means, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in. the place(s) agreed between the parties for this purpose;

                  (c) in relation to a valuation under this Agreement, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in the place of location of the Custodian and in the place(s) agreed between the parties for this purpose; and

                  (d) in relation to any notice or other communication under this Agreement, in the place specified in the address for notice most recently provided by the recipient.

                  "Notification Time" means 1:00 p.m., New York time, on a Local Business Day.

                  "Notice of Exclusive Control" has the meaning assigned to that term in the Control Agreement.

                  "Obligations" means all present and future obligations from time to time of the Debtor under the Retrocession Agreement and this Agreement, including but not limited to obligations relating to (a) reinsured losses and allocated loss expenses paid by the Secured Party, but not recovered from the Debtor, (b) reserves for reinsured losses reported and outstanding, (c) reserves for reinsured losses incurred but not reported, and (d) reserves for allocated reinsured loss expenses and unearned premiums.

                  "Person" means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture or other entity, or a government -or any political subdivision or agency thereof.

                  "Proceeds" has the meaning assigned to that term in Section 9-102(a)(64) of the UCC and, in any event, shall include, without limitation, the following property: (i) whatever is acquired upon the sale, lease, license, exchange, or other disposition of the Collateral, (ii) whatever is collected on, or distributed on account of, the Collateral (iii) rights arising out of the Collateral, (iv) to the extent of the value of collateral, claims arising out of the loss, nonconformity, or interference with the use of, defects or infringement of rights in, or damage to, the Collateral, or (v) to the extent of the value of collateral and to the extent payable to the Debtor or the Secured Party, insurance payable by reason of the loss or nonconformity of, defects or infringement of rights in, or damage to, the Collateral.

                  "Property" means, with respect to any Person, any money, cash, cash equivalents, securities, investments, financial assets, security entitlements or other investment property.

                  "Qualifying Assets" means and includes any security that conforms with the criteria set forth in the Investment Guidelines.

                  "Reinsurance Contracts" has the meaning assigned to that term in the Retrocession Agreement.

                  "Relevant Event" means any one or more of the following: (a) an Event of Default, or (b) the Debtor's failure to perform or otherwise comply or procure compliance with any of its obligations under the Retrocession Agreement, other than a failure constituting an Event of Default, if such failure continues for five Local Business Days after receiving from the Secured Party a written notice thereof, or (c) the Debtor's failure to perform or otherwise comply with any of its obligations under this Agreement, or (d) any Insolvency Event, or (e) the Investment Adviser's failure to comply with any investment objectives, policies and restrictions as in effect from time to time under the Investment Advisory Agreement, or (f) the Custodian's failure to perform or otherwise comply with any of its obligations under the Control Agreement, or (g) the Custodian's failure to perform or otherwise comply with any of its obligations under the Custodian Agreement, if such failure impairs the security interest granted to the Secured Party under this Agreement.

                  "Requirement of Law" means, as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and all Federal, state, local and foreign laws, rules and regulations, the rules of the National Association of

Securities Dealers and all orders, judgments, decrees or other determinations of any Governmental Authority or arbitrator, applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

                  "Retrocedant Ceding Commission" has the meaning assigned to that term in the Retrocession Agreement.

                  "Retrocession Agreement" has the meaning assigned to that term in the Preliminary Statements.

                  "Securities Account" means the separate, segregated Securities Account listed on Schedule I hereto and any other securities accounts and sub-accounts which are established by the Custodian under, and subject to, the Control Agreement.

                  "Settlement Day" means, in relation to a date, (i) with respect to a transfer of cash or other property (other than securities), the next Local Business Day and (ii) with respect to a transfer of securities, the first Local Business Day after such date on which settlement of a trade in the relevant securities, if effected on such date, would have been settled in accordance with customary practice when settling through the clearance system agreed between the parties for delivery of such securities or, otherwise, on the market in which such securities are principally traded (or, in either case, if there is no such customary practice, on the first Local Business Day after such date on which it is reasonably practicable to deliver such securities).

                  "Substitute Credit Support" has the meaning assigned to that term in Section 3.06(a).

                  "Substitution Notice" has the meaning assigned to that term in
Section 3.06(a).

                  "UCC" means the Uniform Commercial Code as in effect from time to time in the Commonwealth of Massachusetts. All terms used herein without definitions that are defined in the UCC shall have the respective meanings given to those terms in the UCC, except where the context otherwise requires.

                  "USD" means United States Dollars.

                                   ARTICLE II

                                SECURITY INTEREST

                  Section 2.01 Grant of Security Interest, (a) The Debtor hereby assigns, pledges, conveys, sets over and transfers unto the Secured Party, and does hereby grant to the Secured Party, a continuing first priority security interest (subject to the Custodian Lien) in all of the right, title and interest of the Debtor in, to and under all of the following, whether now existing or hereafter from time to time acquired (collectively, the "Collateral"):

                           (i) the Deposit Account, including any credit or other balances of account credited thereto or carried therein or other amounts transferred thereto;

                           (ii) the Securities Account, including any credit or other balances of account credited thereto or carried therein or other amounts transferred thereto;

                           (iii) "all Qualifying Assets, all other Property transferred or required to be transferred from time to time in, or credited to or required to be credited from time to time to, the Collateral Accounts; provided, however, that, except as expressly provided in Section 4.04, Distributions shall not constitute Collateral;

                           (iv) all rights, claims and causes of action, if any, that the Debtor may have against any Person in respect of the foregoing; and

                           (v)      all Proceeds of any or all of the other
         Collateral.

                  (b) The Debtor agrees that this Agreement, the security interest granted pursuant to this Agreement and all rights, remedies, powers and privileges provided to the Secured Party under this Agreement are in addition to and not in any way affected or limited by any other security now or at any time held by the Secured Party to secure payment and performance of the Obligations.

                  Section 2.02 Security for Obligations. The Collateral secures the prompt and complete payment and performance of all the Obligations.

                  Section 2.03 Continued Perfection of Security Interest. This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the payment and performance in full of the Obligations. The security interest created under this Agreement shall not be impaired by any intermediate payment or performance of the whole or any part of the Obligations but shall secure the ultimate balance of the Obligations. The Debtor agrees that it will not take any actions or fail to perform any of its duties or obligations under this Agreement so that after giving effect to such action or inaction the Secured Party will then, or with the passage of time, cease to have a first priority perfected security interest (subject to the Custodian Lien) in any of the Collateral; provided, however, that investments, cash, securities, interest, dividends, financial assets or any other Property withdrawn from the Collateral Accounts in accordance with Section 3.02(b), 3.06(b), 4.03(a) or 6.01 shall not be Collateral from and after the time of such withdrawal.

                  Section 2.04 Power of Attorney. The Debtor hereby irrevocably appoints the Secured Party as its attorney-in-fact with right of substitution, so that the Secured Party or any other Person empowered by the Secured Party shall be authorized, without need of further authorization from the Debtor, at any time upon the occurrence of and during the continuance of any Relevant Event, in the Secured Party's discretion to take any and all actions authorized or permitted to be taken by the Secured Party under this Agreement or by law, including but not limited to the power to:

                           (a) take any action and execute or otherwise authenticate any instrument or other record which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including but not limited to, perfection of the security interest created under this Agreement in any jurisdiction in any part of the world;

                           (b) execute any transfer, bill of sale or other assurance in respect of the Collateral;

                           (c) exercise all the rights and powers of the Debtor in respect of the Collateral;

                           (d) ask for, demand, collect, sue for, recover, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Collateral;

                           (e) receive, indorse, and collect any drafts or other instruments, documents and chattel paper, in connection therewith; and

                           (f) file any claims or take any action or institute any proceedings which the Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Secured Party with respect to any of the Collateral.

                  The Debtor hereby confirms and ratifies any and all actions and things performed or done by the Secured Party as the Debtor's attorney-in-fact or any of its representatives in each case pursuant to the powers granted hereunder.

                  This special power of attorney shall be deemed coupled with an interest, and cannot be revoked by the Debtor until all of the Obligations have been paid and performed in full and the Retrocession Agreement has been terminated.

                                   ARTICLE III

                           CREDIT SUPPORT OBLIGATIONS

                  Section 3.01 Initial Deposit of Collateral. On the date of this Agreement, the Debtor is transferring, or causing to be transferred, into the Collateral Accounts Qualifying Assets having a fair market value as at the date of this Agreement at least equal to 100% of the premia ceded by the Secured Party to the Debtor under the Retrocession Agreement.

                  Section 3.02 Excess Reserves. (a) As of the end of each calendar quarter, the Debtor shall calculate the fair market value of the Assets held in the Collateral Accounts as of the last day of such quarter (such amount, the "Ending Asset Value") and the aggregate loss, loss adjustment expense reserves, unearned premium reserves, Retrocedant Ceding Commission and other reserves related to the Reinsurance Contracts as reflected in Debtor's management accounts, as of the last day of such quarter (the "Ending Reserves") and shall provide such calculation to the Secured Party within forty-five days of the end of such quarter.

                  (b) The excess of the Ending Reserves over the Ending Asset Value, if any, shall be the "Excess Reserves". To the extent the Ending Reserves exceed the Ending Asset Value, the Debtor shall within 3 Local Business Days deposit sufficient Qualifying Assets with a fair market value equal to such Excess Reserves. To the extent the Ending Asset Value exceeds the Ending Reserves, the Secured Party shall upon the Debtor's request, join the Debtor in instructing the Custodian to release Collateral with a fair market value equal to the amount of such excess, provided, however, that no Relevant Event has occurred and is continuing.

                  Section 3.03 Disputed Calculations or Valuations. Upon receipt of the quarterly calculation from the Debtor, the Secured Party shall have the right to reasonably object to such calculation and to offer a reasonable proposal for the amount of the reserves described in Section 3.02 hereof. If the parties in good faith are not able to resolve the disagreement within two weeks of the Secured Party's indication of disagreement, the parties shall mutually agree upon an independent actuarial firm to determine an appropriate level of aggregate reserves as described in Section 3.02 hereof with respect to the Reinsurance Contracts, such level to be no more than the amount proposed by the Secured Party and no less than the amount reported by the Debtor, and both parties agree to be bound by such determination. In such case the Debtor shall deposit sufficient Qualifying Assets with a fair market value equal to Excess Reserves (if any) within 3 Local Business Days after receipt of the actuary report. The fees and expenses of the actuarial firm shall be shared equally by the Debtor and the. Secured Party.

                  Section 3.04 Transfers. Subject to Section 3.03 and unless otherwise agreed between the parties from time to time, if an obligation to transfer Qualified Assets or Collateral has become due by the Notification Time, then the relevant transfer will be made not later than the close of business on the Settlement Day relating to the date such obligation has become due; if an obligation becomes due after the Notification Time, then the relevant transfer will be made not later than the close of business on the Settlement Day relating to the day after the date such obligation became due.

                  Section 3.05 Calculations. The parties agree that valuations calculated by the Debtor or, as the case may be, by the Secured Party for the purpose of this Agreement shall prevail over any valuations performed by or for the Investment Adviser pursuant to the terms of the Investment Advisory Agreement.

                  Section 3.06 Substitutions.

                  (a) The Debtor (acting, where applicable, through the Investment Adviser) may on any Local Business Day by notice (a "Substitution Notice") inform the Secured Party and the Custodian that it wishes to substitute the Qualified Assets specified in that Substitution Notice (the "Substitute Credit Support") for certain Qualified Assets specified in the Substitution Notice and held in the Collateral Accounts (the "Original Credit Support").

                  (b) Following the service of such Substitution Notice, the Original Credit Support shall be released, upon written instructions by the Debtor, to the Debtor against delivery of the Substitute Credit Support (or an undertaking for such delivery) in accordance with the customary settlement procedures; provided, however, that no Relevant Event has occurred and is continuing.

                                   ARTICLE IV

                                   COLLATERAL

                  Section 4.01 No Duty. Except to the extent otherwise required by applicable law, the Secured Party will have no duty with respect to Collateral, including, without limitation, any duty to collect any Distributions, or enforce or preserve any rights pertaining to Collateral.

                  Section 4.02 Custodians.

                  (a) The Debtor shall appoint the Custodian to hold Collateral in accordance with the Control Agreement, and the Debtor shall cause all such Collateral to be transferred to, and held by. the Custodian.

                  (b) The Debtor shall be liable for the acts or omissions of the Custodian and the Investment Adviser to the same extent that the Debtor would be liable under this Agreement for its own acts or omissions.

                  Section 4.03 Maintenance of Collateral Accounts. In addition to, and not in limitation or in lieu of, the obligation of Custodian to honor entitlement orders as provided in the Control Agreement,

                  (a) the Secured Party agrees that until such time, if any, that the Secured Party delivers a Notice of Exclusive Control to the Custodian, the Debtor shall be entitled (i) subject to Section 3.06(b), to give entitlement orders and all other forms of instructions to invest, through the Investment Adviser, where applicable, the Collateral held in the Collateral Accounts solely in cash or categories of securities defined as Qualified Assets, which upon their acquisition shall constitute the Collateral (ii) subject to
Section 4.04, to receive and give entitlement orders and all other forms of instructions with respect to all Distributions (subject, where applicable, to prior deduction by the Custodian of any fees or expenses owed to Custodian by the Debtor for the provision of its custodial services from time to time), and
(iii) to exercise, or to direct the Custodian to exercise on its behalf, any voting rights attached to any of the Collateral (but only in a manner consistent with the terms of this Agreement); provided that the Debtor shall not have the authority to (x) terminate or close the Collateral Accounts, or (y) sell, transfer, exchange, assign, lease or hire out, factor, discount, license, lend, part with its interest in or otherwise dispose of any of the Collateral or permit the same to occur, or agree to do any of the foregoing, without prior written consent of the Secured Party, except, in each case, as expressly permitted under this Agreement. The Secured Party agrees that (i) until a Relevant Event occurs or unless a Relevant Event would be caused by a proposed substitution of Collateral by the Debtor, it shall not give entitlement orders, deliver Notice of Exclusive Control or give any other forms of instructions with regard to the Collateral Accounts and the financial assets and other Property on deposit therein or credited thereto (other than joint instructions in accordance with this Agreement), and (ii) it shall join the Debtor in giving instructions requested by or on behalf of the Debtor so long as no Relevant Event then exists or would be caused by the execution of such instructions.

                  (b) if at any time the Secured Party delivers a Notice of Exclusive Control to the Custodian, the Debtor agrees that, from and after delivery thereof until the written revocation or rescission of such notice by the Secured Party, (i) the Secured Party shall be the sole Person to give all entitlement orders and other demands and instructions with respect to the Collateral Accounts or any financial asset credited thereto or carried therein or any other Collateral, (ii) if it has received any Collateral from the Custodian in violation of the terms of the Control Agreement, it shall hold such Collateral in trust for the Secured Party and shall promptly thereafter deliver such Collateral to the Secured Party and (iii) it shall execute and deliver, and use its best efforts to cause the Custodian to execute and deliver, to the Secured Party all proxies and other instruments as the Secured Party may reasonably request for the purpose of enabling the Secured Party to exercise any voting or other consensual rights pertaining to any Collateral. Notice of Exclusive Control shall be deemed to be revoked or rescinded upon receipt by the Custodian from the Secured Party of written notice thereof The Secured Party agrees to deliver a notice of revocation or rescission upon request of the Debtor at any time when no Relevant Event has occurred or is continuing.

                  Section 4.04 Distributions. Subject, where applicable, to prior deduction by the Custodian of any fees or expenses owed to the Custodian by the Debtor for the provision of its custodial services from time to time, the Custodian shall transfer the Distributions to the Debtor within 10 days following the end of each calendar month, upon proper written instructions by the Debtor, to Debtor's custodial account held with the Custodian or any other account designated by the Debtor; provided, however, that the Secured Party has not delivered a Notice of Exclusive Control that has not been revoked or rescinded by the Secured Party, and that a Relevant Event has not occurred and is continuing. The Secured Party shall execute such instructions, if any, as may be required to permit such credit to be effected. Any Distributions (or portion thereof) not transferred pursuant to this Section 4.04 shall constitute Collateral and will be subject to the security interest granted under Section 2.01(a) or otherwise will be subject to the set-off provided in Section 6.01
(c).

                                    ARTICLE V

                GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

                  The Debtor represents, warrants and covenants, which representations, warranties and covenants shall be deemed to be repeated as of each date on which the Debtor transfers, or causes to be transferred, any Qualified Assets into the Collateral Accounts and shall survive execution and delivery of this Agreement and the payment in full of the Obligations, as follows:

                  Section 5.01 Power to Grant Security Interest. The Debtor has the power to grant a security interest in any Collateral pursuant hereto and has taken all necessary actions to authorize the granting of that security interest.

                  Section 5.02 Necessary Filings. All filings, registrations and recordings necessary or appropriate to create, preserve, protect and perfect, to the extent a security interest may be perfected thereby, the security interest granted by the Debtor to the Secured Party hereby in respect of the Collateral have been accomplished, and the first priority security interest granted to the Secured Party pursuant to this Agreement (subject to the Custodian Lien) in and to the Collateral constitutes a valid first priority perfected security interest which is superior and prior to the rights of all other Persons (other than the Custodian Lien) and enforceable against the Debtor (including in Bermuda) and, in each case, subject to no other Liens, sales, assignments, conveyances, settings over or transfers.

                  Section 5.03 No Liens. The Debtor is the owner of all Collateral free from any Lien or other right, title or interest of any Person (other than the Custodian Lien), and the Debtor shall defend such Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Secured Party.

                  Section 5.04 Other Financing Statements. There is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Collateral, and so long as any of the Obligations remain unpaid, the Debtor will not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interests granted hereby.

                  Section 5.05 Consents. No consent of any Person and no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority of any jurisdiction is required as of the date of the execution and delivery of this Agreement for (i) the grant by the Debtor of the pledge, assignment and security interest granted hereby with respect to the Collateral, (ii) the execution, delivery or performance of this Agreement by the Debtor, (iii) the pledge, assignment and security interest created hereby with respect to the Collateral (including the first priority nature of such pledge, assignment and security interest with respect to the Collateral (subject to the Custodian Lien)) other than the execution .and delivery of the Control Agreement and filing of appropriate financing statements or similar filings or notifications in respect of the Collateral or (iv) the exercise by the Secured Party of the rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement.

                  (b) The Debtor shall use its best efforts to obtain after the date of the execution and delivery of this Agreement such other consents, authorizations, and approvals and obtain such other actions by, and provide such notices to or make such filings with, any Governmental Authority of any jurisdiction as may be, in the reasonable judgment of the Secured Party, necessary after the date of this Agreement (i) for the grant by the Debtor of the pledge, assignment and security interest granted hereby or for the execution, delivery or performance of this Agreement by the Debtor, (ii) for the pledge, assignment and security interest created hereby with respect to the Collateral (including the first priority nature of such pledge, assignment and security interest with respect to the Collateral (subject to the Custodian
Lien)) or (iii) for the exercise by the Secured Party of the rights, remedies and powers provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement.

                  Section 5.06 Further Actions. The Debtor will, at its own expense, make, execute, endorse, acknowledge, or otherwise authenticate and file and/or deliver to the Secured Party from time to time such confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates and other assurances, instruments or other records, and take such further steps relating to the Collateral and other property or rights covered by the interests hereby granted, which the Secured Party, upon written direction, deems reasonably appropriate or advisable to perfect, preserve or protect its security interests in the Collateral.

                  Section 5.07 Financing Statements. The Debtor agrees to execute or otherwise authenticate (if necessary) and deliver to the Secured Party such financing statements (or similar statement or instrument of registration under the law of any jurisdiction), in form acceptable to the Secured Party as it may from time to time reasonably request or as are necessary or desirable in its reasonable opinion to establish and maintain the security interests contemplated hereunder as valid, enforceable and first priority security interests (subject to the Custodian Lien) as provided herein and the other rights and security contemplated herein, all in accordance with the UCC as enacted in any and all relevant jurisdictions or any other Requirement of Law. The Debtor will pay any applicable filing fees and related expenses. The Debtor authorizes the Secured Party to file any such financing statements without the signature of the Debtor.

                                   ARTICLE VI

                   REMEDIES UPON OCCURRENCE OF RELEVANT EVENT

                  Section 6.01 Remedies: Obtaining and Disposition of the Collateral Upon Default. The Debtor agrees that, if any Relevant Event has occurred and is continuing, then and in every such case, subject to any Requirements of Law, the Secured Party may:

                  (a) deliver a Notice of Exclusive Control, instructions or entitlement orders with respect to the Collateral Accounts or the Collateral;

                  (b) exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC to enforce this Agreement and the security interest contained herein, and also may (A) if applicable, require the Debtor to, and the Debtor hereby agrees that it will at its expense and upon request of the Secured Party forthwith, assemble all or part of the Collateral as directed by the Secured Party and make it available to the Secured Party at a place to be designated by the Secured Party that is reasonably convenient to both parties, or (B) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may deem commercially reasonable. The Debtor agrees that, to the extent notice of sale shall be required by law. at least thirty (30) days' notice to the Debtor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned;

                  (c) hold any money held by the Secured Party as Collateral and all cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral, as collateral for, and/or, then, or at any time thereafter, apply such amounts, in whole or in part, against all or any part of the Obligations, and to make any currency conversions or effect any transaction in currencies which it thinks fit, and to do so at such times and rates as it thinks proper; and

                  (d) exercise any and all rights and remedies of the Debtor under or in respect of the Collateral.

                  Section 6.02 Waiver of Claims. Except as otherwise provided in this Agreement, the Debtor hereby waives, to the extent permitted by all Requirements of Law:

                  (a) all damages occasioned by taking of possession except any damages which are the direct result of the gross negligence or willful misconduct of the Secured Party or any Person acting on its behalf or instruction:

                  (b) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Secured Party's rights hereunder; and

                  (c) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any Requirement of Law in order to prevent or delay the enforcement of this Agreement (including, without limitation, any right to claim that such enforcement should be stayed pending the outcome of any other action or proceeding (including any arbitration proceeding)) or the absolute sale of the Collateral or any portion thereof, and the Debtor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such Requirements of Law.

                  Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the Debtor therein and thereto, and shall be a perpetual bar both at law and in equity against the Debtor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under the Debtor.

                  Section 6.03 Deficiencies and Excess Proceeds. The Secured Party shall transfer, or cause to be transferred, to the Debtor any proceeds and Collateral remaining after exercising remedies under Section 6.01 and after satisfaction in full of all amounts payable by the Debtor with respect to any Obligations. For the avoidance of doubt, it is understood that the Debtor shall remain liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the Obligations.

                  Section 6.04 Remedies Cumulative. No failure or delay on the part of the Secured Party, in exercising any right, power or privilege hereunder and no course of dealing between the Debtor and the Secured Party shall operate as a waiver hereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise hereof or the exercise of any other right, power or privilege hereunder. The rights, powers and remedies herein expressly provided are cumulative and not exclusive of any rights, powers or remedies which the Secured Party would otherwise have. No notice to or demand on the Debtor in any case shall entitle the Debtor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Secured Party to any other or further action in any circumstances without notice or demand.

                  Section 6.05 Discontinuance of Proceedings. In case the Secured Party shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Secured Party, then and in every such case the Debtor, the Secured Party shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Secured Party shall continue as if no such proceeding had been instituted.

                                   ARTICLE VII

                                  MISCELLANEOUS

                  Section 7.01 Expenses.

                  (a) Except as otherwise provided in this Section 7.01(b) and 7.01(c), each party will pay its own costs and expenses (including any stamp, transfer or similar transaction tax or duty payable on any transfer it is required to make under this Agreement) in connection with performing its obligations under this Agreement and neither party will be liable for any such costs and expenses incurred by the other party.

                  (b) The Debtor shall promptly pay when due all taxes, assessments or charges of any nature that are imposed with respect to Collateral upon becoming aware of the same.

                  (c) All reasonable costs, expenses, charges and fees paid or incurred by the Secured Party in the exercise of any of the rights, remedies or powers granted hereunder shall be for the account of the Debtor, and the Debtor undertakes promptly on demand to pay the same or, as the case may be, to reimburse the Secured Party and/or its agents, representatives, successors and assigns as the case may be, for any monies paid by it with interest thereon to the extent that there are then insufficient funds available in the Collateral Accounts for this purpose.

                  Section 7.02 Notices. All communications between the parties hereto or notices provided herein to be given may be given to the following addresses:

                  If to the Secured Party:

                           St. Paul Reinsurance Company Limited
                           27 Camperdown Street
                           London El 8DS

                           United Kingdom
                           Attn: Company Secretary
                           Facsimile No.: 44-207-488-6345

                  If to the Debtor:

                           Platinum Re (UK) Limited
                           52 Lime Street
                           London EC3M 7NL
                           United Kingdom
                           Attn: Guy Butler
                           Facsimile No.: 44-207-623-6610

                  All notices or other communications required or permitted to be given hereunder shall be in writing and shall be considered as properly given
(a) if delivered in person, (b) if sent by internationally recognized overnight delivery service, or (c) if sent by facsimile transmission. Notice so given shall be effective upon receipt by the addressee; provided, however, that if any notice is tendered during normal business hours on a Local Business Day to an addressee in accordance with this Section 7.02 and the delivery thereof is refused by such addressee, such notice shall be effective upon such tender. Any party shall have the right to change its address for notice hereunder to any other location by the giving of 30 days notice to the other parties in the manner set forth hereinabove.

                  Section 7.03 Instructions. All entitlement orders and other instructions and communications that the Debtor is entitled, or desires, to give or make under this Agreement may be given or made either by the Debtor itself or by the Investment Adviser, acting on behalf of the Debtor. All entitlement orders and other instructions and communications that the Secured Party is entitled, or desires, to give or make under this Agreement may be given or made either by the Secured Party itself or by its attorney in fact.

                  Section 7.04 Waiver: Amendment. This Agreement may be" changed, waived, discharged, or terminated only by an instrument in writing executed by all of the parties hereto.

                  Section 7.05 Obligations Absolute. The obligations of the Debtor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (a) any renewal, extension, amendment or modification of, or addition or supplement to or deletion from, the Retrocession Agreement or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof; (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such instrument or agreement or this Agreement or any exercise or non-exercise of any right, remedy, power or privilege under or in respect of this Agreement or the Retrocession Agreement or any other instrument or agreement referred to therein; (c) any furnishing of any additional security to the Secured Party or any acceptance thereof or any sale, exchange, release, surrender or realization of or upon any security by the

Secured Party; or (d) any invalidity, irregularity or unenforceability of all or part of the Obligations or of any security therefor.

                  Section 7.06 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, that the Debtor may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Secured Party.

                  Section 7.07 Headings Descriptive, etc. The headings of the sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

                  Section 7.08 Governing Law: Submission to Jurisdiction and Venue. This Agreement is a contract made under the laws of The Commonwealth of Massachusetts of the United States of America and shall for all purposes be governed by and construed in accordance with the laws of such Commonwealth. Any legal action or proceeding against the Debtor with respect to this Agreement may be brought in the courts of The Commonwealth of Massachusetts in the County of Suffolk, or in the federal courts of the United States for the District of Massachusetts, it being understood that nothing herein shall affect the right of the Secured Party to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Debtor in any jurisdiction, and, by execution and delivery of this Agreement, the Debtor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Debtor agrees that a judgment, after exhaustion of all available appeals, in any such action or proceeding shall be conclusive and binding upon the Debtor, and may be enforced in any jurisdiction, by a suit upon such judgment, a certified copy of which shall be conclusive evidence of the judgment.

                  (b) The Debtor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement brought in the courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an .inconvenient forum.

                  Section 7.09 Waiver of Jury Trial. Each of the Debtor and the Secured Party hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim arising out or relating to this Agreement, or any other instrument or document delivered hereunder or thereunder.

                  Section 7.10 Termination: Release. This Agreement shall terminate on the earlier of (i) the irrevocable payment and performance in full or termination or waiver of the Obligations (other than contingent surviving obligations), as confirmed by a joint notice from the Debtor and the Secured Party, or (ii) such time as the Debtor delivers a notice to the Secured Party and the Custodian that the Ending Reserves so reported by the Debtor do not exceed USD 100 million as of two consecutive calendar years ends, provided, however, that no Relevant Event shall have occurred and be continuing. Upon such termination, the Secured Party shall, at the Debtor's expense, execute and deliver to the Debtor such documents, and take such other acts, as the Debtor shall reasonably request to evidence, or give effect to, such termination.

                  Section 7.11 Reinstatement. Notwithstanding anything herein to the contrary, this Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Debtor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Debtor or any substantial part of its property, or otherwise, all as though such payments had not been made.

                  Section 7.12 Counterparts. This Agreement may be executed in counterparts, each of which when so executed and delivered shall be an original, and both of which shall together constitute one and the same instrument.

                  Section 7.13 Severability. In case any one or more of the provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected and/or impaired thereby.

                            [SIGNATURE PAGE FOLLOWS.]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                          PLATINUM RE (UK) LIMITED, as Debtor

                                          By: /s/ G. R. Butler
                                              -------------------------------
                                          Name:  G. R. BUTLER
                                          Title: FINANCE DIRECTOR

                                          ST. PAUL REINSURANCE COMPANY
                                          LIMITED, as Secured Party

                                          By: /s/ T. MAHONEY
                                              -------------------------------
                                          Name:  T. MAHONEY
                                          Title: M D

                                                                      SCHEDULE I

                               COLLATERAL ACCOUNTS

                                 Deposit Account

           Description                          Number
Platinum Re (UK) fbo St. Paul Re               54798137

                               Securities Account

           Description                          Number
Platinum Re (UK) fbo St. Paul Re                CIW8

                                      S-l